Note J - Subordinated Debentures and Trust Preferred Securities (Details Textual) - USD ($) $ in Thousands	Mar. 15, 2012	Mar. 22, 2007	Dec. 31, 2018	Dec. 31, 2017
Proceeds from Issuance of Trust Preferred Securities		$ 8,500
Debt Instrument, Interest Rate, Stated Percentage		6.58%	4.47%	3.27%
Debt Instrument, Term		5 years
Debt Issuance Costs, Net, Total			$ 0	$ 0
London Interbank Offered Rate (LIBOR) [Member]
Debt Instrument, Basis Spread on Variable Rate	1.68%